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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 19, 1996
                                                        ------------------

                           SYNERGISTIC HOLDINGS CORP.
                           -------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                     33-75162              42-1358036
----------------------------           ------------         -------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)

50 Laser Court, Hauppauge, New York                                11788
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (516) 436-5000
                                                           --------------

               405 Sixth Avenue, Suite 200, Des Moines, Iowa 50309
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           Former name or former address, if changed since last report



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I.       Items 1, 2 and 5

                  On September 19, 1996 (the "Closing"), Registrant's wholly-owned subsidiary, Salex Industries, Inc., a Delaware corporation ("Subsidiary"), consummated the merger contemplated by the Merger Agreement, dated June 27, 1996, as amended and restated on September 18, 1996 (the "Merger Agreement), by and among Registrant, Subsidiary, Salex Holding Corporation, a Delaware corporation ("Salex"), Salex Fleet Specialist Corp., a New York corporation, Salex Fleet Management Corp., a New York corporation, Salex National Account Corp., a New York corporation, Salex Salvage Disposal Corp., a New York corporation, Salex Financial Services Corp., a New York corporation (collectively, the "Salex Subsidiaries"), Salvatore Crimi ("Crimi"), the Salvatore Crimi Family Limited Partnership, Pershing Sun, Michael Sun, Jennifer Sun, Susan Tauss-Giovinco, Francis Fitzpatrick and Harrison Fitzpatrick (collectively, the "Salex Stockholders") and T. Marshall Swartwood and Thomas M. Swartwood.

                  Pursuant to the Merger Agreement, Subsidiary was merged with and into Salex and (i) all of the shares of common stock of Salex (the "Salex Common Stock") held by Registrant were cancelled and extinguished and (ii) all of the 4,503,000 issued and outstanding shares of Salex Common Stock owned by the Salex Stockholders were converted into (a) 4,003,165 shares of common stock, par value $.01 per share, of the Registrant ("Synergistic Common Stock") and
(ii)

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1,000 shares of Series B Convertible Preferred Stock ("Synergistic Preferred
Stock"). Upon the filing by the Registrant of a Certificate of Amendment to its Certificate of Incorporation increasing the authorized capital stock of the Registrant, each share of Synergistic Preferred Stock shall be converted into 2,059.106 shares of Synergistic Common Stock. The shares of Synergistic Common Stock delivered at the closing, together with the shares of Synergistic Common Stock into which the shares of Synergistic Preferred Stock are convertible, represent, in the aggregate, 51% of the fully-diluted, issued and outstanding shares of the Synergistic Common Stock.

         The amount of consideration paid by Registrant for the shares of Salex Common Stock was determined by negotiations among the representatives of the Registrant and Salex.

                  Salex, through the Salex Subsidiaries, provides automobile asset management services and manages, on a nationwide basis, the maintenance and repair of fleets of automobiles and small trucks which are owned, leased and operated by corporate customers (the "Business"). Following the Merger, the Registrant changed its principal place of business from 405 Sixth Avenue, Des Moines, Iowa to 50 Laser Court, Hauppauge, New York.

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II.      Action Taken Immediately Prior to the Closing.

                  Crimi sold to the Registrant 1,453,600 shares of Salex Common Stock owned by him for the purchase price of $2,000,000 which was paid by the issuance of the Registrant of two promissory notes - one for $1,055,562.19 and one for $944,437.81. Both Promissory Notes were amended by a Letter Agreement dated September 18, 1996.

III.     Action Immediately After the Closing.

                  The Registrant and Dickinson Holding Corporation ("Dickinson"), a Delaware corporation, entered into (i) a Stock and Asset Purchase Agreement pursuant to which the Registrant sold (the "Divestiture") (x) all of the outstanding shares of its subsidiary, Dickinson & Co., Inc., a registered broker/dealer and (y) its investment in Electronic Designs, Inc. ("EDIX"); (ii) an Indemnification Agreement whereby Dickinson is obligated to indemnify and hold the Registrant harmless from and against any and all liabilities (including any alleged or threatened claims) relating to or arising out of, or in any matter related to (a) the ownership, operation or conduct of Dickinson & Co., Inc. and/or the EDIX Assets (as defined in the Indemnification Agreement) and any liability under the EDIX Notes (as defined in the Indemnification Agreement), (b) the profit participation agreements between the Registrant and the holders of the EDIX Notes, and (c) any other obligation or liability arising in connection with the solicitation and issuance of the EDIX Notes,

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in each case, whether occurring prior to or after the Divestiture (the
"Divestiture Liabilities") and for all losses or damages incurred by the Registrant with respect to the Divestiture Liabilities and (iii) a Tax Indemnity Agreement pursuant to which Dickinson has agreed to reimburse the Registrant for 50% of any Additional Income Taxes (as defined in the Tax Indemnity Agreement) paid as a result of the Divestiture. As consideration for the stock and assets that were transferred pursuant to the Divestiture, Dickinson transferred to the registrant 750,000 shares of its Synergistic Common Stock and a $500,000 promissory note (the "Divestiture Promissory Note") secured by 250,000 shares of its Synergistic Common Stock pursuant to a Pledge Agreement between Dickinson and the Registrant. Dickinson is owned by T. Marshall Swartwood and Thomas M. Swartwood who were both directors and officers of Synergistic.

III.     Actions Taken Simultaneously with the Closing.

                  1. All of the officers of the Registrant resigned, effective as of the Closing. The following persons were appointed to the positions set forth opposite their names:

                  Salvatore Crimi -              Chief Executive Officer and
                                                 Chairman of the Board

                  Jeffrey Dickson -              Chief Operating Officer and
                                                 President

                  Pershing Sun -                 Senior Vice President and
                                                 Chief Information Officer

                  Chris Cucuzza -                Chief Accounting Officer

                  Angelo Crimi -                 Secretary

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                  2. Registrant increased the authorized number of directors constituting the Board of Directors to seven (7) members and the following were elected as directors: Richard Belz, Crimi, Jeffrey Dickson, Angelo Crimi, Pershing Sun, Thomas Swartwood and Francis Fitzpatrick. Crimi was nominated and appointed Chairman of the Board.

                  3. Each issued and outstanding share of 8.5% Series A Preferred Convertible Stock of Salex, liquidation value $100 per share ("Salex Preferred"), and each warrant of Salex, exercisable for one share of Salex Common Stock ("Salex Warrants") was converted into an identical share of preferred stock of the Registrant, in the case of the Salex Preferred, and into a warrant of the Registrant bearing identical terms and conditions as the Salex Warrants.

                  4. The Registrant granted Crimi an option to purchase 500,000 shares of Synergistic Common Stock at an exercise price of $1.50 per share, with a three-year term and exercisable in the event that the net income of the Registrant (before taxes) equals or exceeds $2.7 million for the year ended April 30, 1997. Crimi's option (and the underlying common stock) has piggy-back registration rights.

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                  5. The Registrant granted options to the Salex Stockholders to purchase 179,333 shares of Synergistic Common Stock at an exercise price of $2.125 per share. The options are exercisable 20% per year over the next five years. The options granted thereunder (and the underlying common stock) have piggy-back registration rights.

                  6. The Salex Stockholders entered into a Registration Rights Agreement with the Registrant, granting them registration rights with respect to the shares of Synergistic Common Stock they received pursuant to the Merger.

                  7. The Registrant assumed the mortgage of Salex and released Crimi from any obligation he may have with respect to such mortgage.

                  8. The Registrant also assumed from Salex (i) its employment agreement with Crimi and (ii) its employment agreement with Pershing Sun.

                  The descriptions of the Merger Agreement and the other agreements described herein are qualified in their entirety by reference to the copy of the Merger Agreement and the other agreements which are filed exhibits to this Report and which are incorporated herein by reference.

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Item 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits

         A.       Financial Statements of Salex.

                  It is impractical to provide the required financial information at this time. The required financial information for the business acquired will be filed under cover of Form 8-K within 60 days of the date this Form 8-K was required to be filed.

         B.       Pro-Forma Financial Information and Exhibits.

                  It is impractical to provide the required pro forma financial information at this time. The required pro forma financial information for the business acquired will be filed under cover of Form 8-K within 60 days of the date this Form 8-K was required to be filed.

         C. Exhibit 10.1 - Amended and Restated Merger Agreement, dated as of September 18, 1996, by and among Registrant, the Subsidiary, Salex, the Salex
                  Subsidiaries, the Salex Stockholders, Thomas M.
                  Swartwood and T. Marshall Swartwood.

         D.       Exhibit 10.2 - List of Omitted Schedules/Exhibits to
                  Merger Agreement.

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         E.       Exhibit 10.3 - Promissory Note issued by Registrant to Crimi for $1,055,562.19 dated September 18, 1996.

         F. Exhibit 10.4 - Promissory Note issued by Registrant to Crimi for $944,437.81 dated September 18, 1996.

         G. Exhibit 10.5 - Amendment to the Promissory Notes dated September 18, 1996.

         H. Exhibit 10.6 - Stock and Asset Purchase Agreement between the Registrant and Dickinson dated September 18, 1996.

         I. Exhibit 10.7. - Indemnification Agreement between the Registrant and Dickinson dated September 18, 1996.

         J. Exhibit 10.8 - Tax Indemnity Agreement among the Registrant, Dickinson and Dickinson & Co., Inc. dated September 18, 1996.

         K. Exhibit 10.9 - The Divestiture Promissory Note issued by Dickinson to the Registrant dated September 18, 1996.

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         L.       Exhibit 10.10 - Stock Pledge and Security Agreement
                  between the Registrant and Dickinson dated September
                  18, 1996.

         M. Exhibit 10.11 - Stock Option Agreement between Crimi and the Registrant dated September 18, 1996.

         N. Exhibit 10.12 - Stock Option Agreement among the Salex Stockholders and the Registrant dated September 18, 1996.

         O. Exhibit 10.13. - Form of Registration Rights Agreement among each of the Salex Stockholders and the Registrant dated September 18, 1996.

         P. Exhibit 10.14 - Assumption by Registrant of Salex's Mortgage dated September 18, 1996.

         Q. Exhibit 10.15 - Assumption by Registrant of Salex's Employment Agreement with Crimi.

         R. Exhibit 10.16 - Assumption by Registrant of Salex's Employment Agreement with Pershing Sun.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SYNERGISTIC HOLDINGS CORP

                                                     By:/s/ Salvatore Crimi
                                                        ------------------------
                                                          Salvatore Crimi, Chief
                                                          Executive Officer

Date:  October 4, 1996

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                                                 INDEX TO EXHIBITS

Exhibit 10.1 -                      Amended and Restated Merger Agreement, dated
                                    as of September 18, 1996, by and among
                                    Registrant, the Subsidiary, Salex, the Salex
                                    Subsidiaries, the Salex Stockholders, Thomas
                                    M. Swartwood and T. Marshall Swartwood.

Exhibit 10.2 -                      List of Omitted Schedules/Exhibits to Merger
                                    Agreement.

Exhibit 10.3 -                      Promissory Note issued by Registrant to
                                    Crimi for $1,055,562.19 dated September 18,
                                    1996.

Exhibit 10.4 -                      Promissory Note issued by Registrant to
                                    Crimi for $944,437.81 dated September 18,
                                    1996.

Exhibit 10.5 -                      Amendment to the Promissory Notes dated
                                    September 18, 1996.

Exhibit 10.6 -                      Stock and Asset Purchase Agreement between
                                    the Registrant and Dickinson dated September
                                    18, 1996.

Exhibit 10.7. -                     Indemnification Agreement between the
                                    Registrant and Dickinson dated September 18,
                                    1996.

Exhibit 10.8 -                      Tax Indemnity Agreement among the
                                    Registrant, Dickinson and Dickinson & Co.,
                                    Inc. dated September 18, 1996.

Exhibit 10.9 -                      The Divestiture Promissory Note issued by
                                    Dickinson to the Registrant dated September
                                    18, 1996.

Exhibit 10.10 -                     Stock Pledge and Security Agreement between
                                    the Registrant and Dickinson dated September
                                    18, 1996.

Exhibit 10.11 -                     Stock Option Agreement between Crimi and the
                                    Registrant dated September 18, 1996.

Exhibit 10.12 -                     Stock Option Agreement among the Salex
                                    Stockholders and the Registrant dated
                                    September 18, 1996.


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Exhibit 10.13. -                    Form of Registration Rights Agreement among
                                    each of the Salex Stockholders and the
                                    Registrant dated September 18, 1996.

Exhibit 10.14 -                     Assumption by Registrant of Salex's Mortgage
                                    dated September 18, 1996.

Exhibit 10.15 -                     Assumption by Registrant of Salex's
                                    Employment Agreement with Crimi.

Exhibit 10.16 -                     Assumption by Registrant of Salex's
                                    Employment Agreement with Pershing Sun.


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